Exhibit 10.1
SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Seventh Amendment to Third Amended and Restated Credit Agreement," or this "Amendment") is entered into effective as of October 30, 2014, among VANGUARD NATURAL GAS, LLC, a Kentucky limited liability company ("Borrower"), and CITIBANK, N.A., as Administrative Agent and L/C Issuer (the "Administrative Agent"), and the financial institutions party hereto (the "Lenders").
R E C I T A L S
A.    Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of September 30, 2011, and as amended by a First Amendment to Third Amended and Restated Credit Agreement dated as of November 30, 2011, and as amended by a Second Amendment to Third Amended and Restated Credit Agreement dated as of June 29, 2012, and as amended by a Third Amendment to Third Amended and Restated Credit Agreement dated as of December 31, 2012, and as amended by a Fourth Amendment to Third Amended and Restated Credit Agreement dated as of April 16, 2013, and as amended by a Fifth Amendment to Third Amended and Restated Credit Agreement dated as of November 5, 2013, and as amended by a Sixth Amendment to Third Amended and Restated Credit Agreement dated as of April 30, 2014 (collectively, the "Original Credit Agreement").
B.    Borrower has requested certain amendments to the Original Credit Agreement as set forth herein. Accordingly, the parties desire to amend the Original Credit Agreement as hereinafter provided.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Same Terms. All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the "Loan Documents" shall mean the Loan Documents, as amended by this Amendment or the Modification Papers, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:
"Effective Date" means the date on which the conditions specified in Section 2 below are satisfied (or waived in writing by the Administrative Agent).
"Modification Papers" means this Amendment and each of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.
2.    Conditions Precedent. The obligations, agreements and waivers of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions:

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A.    Seventh Amendment to Third Amended and Restated Credit Agreement. This Amendment shall be executed and delivered by each of the parties hereto.
B.    Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.
C.    No Event of Default. No Event of Default exists or will exist as a result of the execution of this Amendment.
3.    Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be amended as follows:
(a)    Section 9.02(c) of the Original Credit Agreement shall be amended to read in its entirety as follows:
"(c)    Debt under Capital Leases not to exceed $35,000,000."
(b)    Section 9.04(e) of the Original Credit Agreement shall be amended to read in its entirety as follows:
"(e)    so long as (i) no Default has occurred and is continuing or would result from the making of such Restricted Payment, and (ii) there exists no Borrowing Base Deficiency, the Borrower may make Restricted Payments to the Parent, provided that, notwithstanding the foregoing, the Borrower may only make Restricted Payments that are intended to be used by the Parent to repurchase its Equity Interests (x) in an aggregate amount of $50,000,000 for all such Restricted Payments over the term of this Agreement and (y) so long as both immediately before and after such repurchase of its Equity Interests, the amount of Available Funds is not less than 10% of the Aggregate Commitments."
4.    Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers and the Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof. In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects (except that any representation or warranty that is qualified as to materiality shall be true and correct in all respects) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that any representation or warranty that is qualified as to materiality shall be true and correct in all respects) as of such earlier date.

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5.    No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.
6.    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, Issuing Bank and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the Loan Documents, are not impaired in any respect by this Amendment. Any breach of any representations, warranties and covenants under this Amendment shall be an Event of Default under the Original Credit Agreement.
7.    Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.
8.    Confirmation of Security. Borrower hereby confirms and agrees that all of the Security Instruments which presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.
9.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
10.    Incorporation of Certain Provisions by Reference. The provisions of Section 12.09 of the Original Credit Agreement captioned "GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL" are incorporated herein by reference for all purposes.
11.    Entirety, Etc. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

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The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
BORROWER:    VANGUARD NATURAL GAS, LLC

By:     /s/ Richard Robert
Richard Robert
Executive Vice President
            and Chief Financial Officer

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ADMINISTRATIVE AGENT:    CITIBANK, N.A.
as Administrative Agent

By:     /s/ Gabriel Juarez
Gabriel Juarez
Vice President

LENDERS:    CITIBANK, N.A.

By:     /s/ Gabriel Juarez
Gabriel Juarez
Vice President

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LENDERS:    WELLS FARGO BANK, N.A.

By:     /s/ Michael Reel
Name:     Michael Reel
Title:     Director

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LENDERS:    ABN AMRO CAPITAL USA LLC

By:     /s/ Elizabeth Johnson
Name:     Elizabeth Johnson
Title:     Director

By:     /s/ Darrell Holley
Name:     Darrell Holley
Title:     Managing Director

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LENDERS:	BANK OF AMERICA, N.A.

By:     /s/ Michael Clayborne
Name:     Michael Clayborne
Title:     Vice President

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LENDERS:    BANK OF MONTREAL

By:     /s/ Kevin Utsey
Name:     Kevin Utsey
Title:     Director

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LENDERS:    BARCLAYS BANK PLC

By:     /s/ Vanessa A. Kurbatskiy
Name:     Vanessa A. Kurbatskiy
Title:     Vice President

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LENDERS:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By:     /s/ Richard Antl
Name:     Richard Antl
Title:     Authorized Signatory

By:     /s/ Robert Robin
Name:     Robert Robin
Title:     Authorized Signatory

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LENDERS:    CREDIT AGRICOLE CORPORATE &
        INVESTMENT BANK

By:     /s/ Dennis Petito
Name:     Dennis Petito
Title:     Managing Director

By:     /s/ Ting Lee
Name:     Ting Lee
Title:     Director

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LENDERS:    CREDIT SUISSE AG, Cayman Islands Branch

By:     /s/ Christopher Day
Name:     Christopher Day
Title:     Authorized Signatory

By:     /s/ Whitney Gaston
Name:     Whitney Gaston
Title:     Authorized Signatory

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LENDERS:    DEUTSCHE BANK AG NEW YORK BRANCH

By:     /s/ Kirk L. Tashjian
Name:     Kirk L. Tashjian
Title:     Vice President

By:     /s/ Michael Winters
Name:     Michael Winters
Title:     Vice President

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LENDERS:    FIFTH THIRD BANK

By:     /s/ Justin B. Crawford
Name:     Justin B. Crawford
Title:     Director

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LENDERS:    ING CAPITAL LLC

By:     /s/ Richard Ennis
Name:     Richard Ennis
Title:     Managing Director

By:     /s/ Josh Strong
Name:     Josh Strong
Title:     Director

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LENDERS:    JPMORGAN CHASE BANK, N.A.

By:     /s/ Jo Linda Papadakis
Name:     Jo Linda Papadakis
Title:     Authorized Officer

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LENDERS:    NATIXIS, NEW YORK BRANCH

By:     /s/ Stuart Murray
Name:     Stuart Murray
Title:     Managing Director

By:     /s/ Vikram Nath
Name:     Vikram Nath
Title:     Vice President

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LENDERS:    PNC BANK NATIONAL ASSOCIATION

By:     /s/ Scott W. Miller
Name:     Scott W. Miller
Title:     AVP and Officer

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LENDERS:    ROYAL BANK OF CANADA

By:     /s/ Mark Lumpkin, Jr.
Name:     Mark Lumpkin, Jr.
Title:     Authorized Signatory

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LENDERS:	SUMITOMO MITSUI BANKING
CORPORATION

By:     /s/ James D. Weinstein
Name:     James D. Weinstein
Title:     Managing Director

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LENDERS:    THE BANK OF NOVA SCOTIA

By:     /s/ Alan Dawson
Name:     Alan Dawson
Title:     Director

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LENDERS:    CITIZENS BANK, N.A.

By:     /s/ Kevin McCarty
Name:     Kevin McCarty
Title:     Assistant Vice President

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LENDERS:    U.S. BANK NATIONAL ASSOCIATION

By:     /s/ John C. Lozano
Name:     John C. Lozano
Title:     Vice President

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LENDERS:    UBS AG, STAMFORD BRANCH

By:     /s/ Jennifer Anderson
Name:     Jennifer Anderson
Title:     Associate Director

By:     /s/ Houssem Daly
Name:     Houssem Daly
Title:     Associate Director

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LENDERS:    BRANCH BANKING AND TRUST COMPANY

By:     /s/ Traci Bankston
Name:     Traci Bankston
Title:     Assistant Vice President

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LENDERS:    CAPITAL ONE, NATIONAL ASSOCIATION

By:     /s/ Nancy Mak
Name:     Nancy Mak
Title:     Senior Vice President

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LENDERS:    COMERICA BANK

By:     /s/ Jeff Treadway
Name:      Jeff Treadway
Title:     Senior Vice President

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LENDERS:    COMMONWEALTH BANK OF AUSTRALIA

By:     /s/ Sanjay Remond
Name:     Sanjay Remond
Title:     Director

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LENDERS:    MORGAN STANLEY BANK, N.A.

By:     /s/ Christopher Winthrop
Name:     Christopher Winthrop
Title:     Authorized Signatory

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LENDERS:    ASSOCIATED BANK, N.A.

By:     /s/ Kyle Lewis
Name:     Kyle Lewis
Title:     AVP

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LENDERS:    AMEGY BANK NATIONAL ASSOCIATION

By:     /s/ Thomas Kleiderer
Name:     Thomas Kleiderer
Title:     Vice President

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LENDERS:    WHITNEY BANK

By:     /s/ David E. Sisler
Name:     David E. Sisler
Title:     Senior Vice President

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LENDERS:    THE HUNTINGTON NATIONAL BANK

By:     /s/ Christopher Renyi
Name:     Christopher Renyi
Title:     Vice President

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LENDERS:    SUNTRUST BANK

By:     /s/ Chulley Bogle
Name:     Chulley Bogle
Title:     Vice President

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